UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2019 (October 10, 2019)
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Owens & Minor, Inc.
(Exact name of Registrant as specified in its charter)
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Virginia			54-1701843
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

9120 Lockwood Boulevard	Mechanicsville	Virginia	23116
(Address of principal executive offices)			(Zip Code)

Post Office Box 27626, Richmond, Virginia			23261-7626
(Mailing address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (804) 723-7000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Owens & Minor, Inc. (the “Company”) 2019 annual meeting of shareholders, shareholders approved a non-binding shareholder proposal requesting that the Board of Directors (the “Board”) provide for proxy access. Following the 2019 annual meeting, the Governance and Nominating Committee and the Board took the results of this vote into consideration and directed Company management to engage in discussions regarding proxy access with a number of its largest shareholders. This allowed the Company to gain valuable feedback from its shareholders regarding proxy access. Thereafter, on October 10, 2019, the Board approved an amendment and restatement of the Company's Bylaws (as amended and restated, the "Amended and Restated Bylaws"), to implement proxy access.

Article I, Section 1.10 of the Amended and Restated Bylaws now permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of the outstanding shares of the Company's stock eligible to vote in the election of directors continuously for at least three years, to nominate and include in the Company's annual meeting proxy materials director candidates to comprise generally up to two or 20% of the Board seats (whichever is greater), provided that such shareholder or group of shareholders satisfies the requirements set forth in Article I, Section 1.10 of the Amended and Restated Bylaws.

The additional eligibility and procedural requirements set forth in Article I, Section 1.10 of the Amended and Restated Bylaws include a requirement that a proxy access shareholder notice must be delivered to the Company not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the anniversary date of the immediately preceding mailing date for the notice of annual meeting. Article I, Section 1.10 of the Amended and Restated Bylaws also includes specified requirements that all nominees for directors and nominating shareholder(s) provide certain information, representations and agreements to the Company in order to be eligible to nominate or to serve as a director.

The Amended and Restated Bylaws also include other administrative changes, including changes consistent with the Company's current management structure.

The foregoing is a brief description of the amendments to the Company's Bylaws and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)Exhibits.

3.1	Amended and Restated Bylaws of the Company effective October 10, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: October 16, 2019	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel and Corporate Secretary